UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): August 13, 2013 (August 9, 2013)

Valeant Pharmaceuticals International, Inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-14956	98-0448205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

2150 St. Elzéar Blvd. West,

Laval, Quebec

Canada H7L 4A8

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (514) 744-6792

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 9, 2013, the Company announced the completion of its corporate jurisdiction continuation into British Columbia under the British Columbia Business Corporations Act (“BCBCA”) and has received a Certificate of Continuation effective August 9, 2013 at 8:54 a.m. Pacific Time. The Certificate of Continuation is attached hereto as Exhibit 3.1. The Company’s shareholders approved the continuance by special resolution at our Annual Meeting of Shareholders on May 21, 2013. Previously, the Company was governed by the provisions of the Canada Business Corporations Act (“CBCA”).

As a British Columbia company, the Company’s “Articles of Amalgamation” have been replaced with a “Notice of Articles” in accordance with the requirements of the BCBCA, attached hereto as Exhibit 3.2. Additionally, the Company’s former “By-laws” were replaced with “Articles” under the BCBCA, attached hereto as Exhibit 3.3.

As a result of the continuance, the “Notice of Articles”, “Articles” and the BCBCA shall govern the rights of holders of our common shares. A summary comparison of certain provisions of the BCBCA and the CBCA and of certain differences between the Company’s Articles and its former By-laws appears in the Company’s Management Proxy Circular and Proxy Statement dated April 11, 2013, as amended, filed with the Securities and Exchange Commission.

Item 8.01	Other Events

On August 9, 2013, Valeant issued a press release announcing the completion of the continuance. A copy of the press release is being filed herewith as Exhibit 99.1 and the information therein is incorporated by reference into this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Continuation, dated August 9, 2013

3.2	Notice of Articles of Valeant Pharmaceuticals International, Inc., dated August 9, 2013

3.3	Articles of Valeant Pharmaceuticals International, Inc., dated August 8, 2013

99.1	Press Release of Valeant Pharmaceuticals International, Inc., dated August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

Date: August 13, 2013	By:	/s/ Robert Chai-Onn
	Name:	Robert Chai-Onn
	Title:	Executive Vice President, General Counsel, Corporate Secretary and Corporate Business Development

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Continuation, dated August 9, 2013

3.2	Notice of Articles of Valeant Pharmaceuticals International, Inc., dated August 9, 2013

3.3	Articles of Valeant Pharmaceuticals International, Inc., dated August 8, 2013

99.1	Press Release of Valeant Pharmaceuticals International, Inc., dated August 9, 2013